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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2001

                             LONE WOLF ENERGY, INC.
             (Exact name of registrant as specified in its charter)

      Colorado                       0-24684                    73-1587867
(State of other jurisdiction       (Commission               (IRS Employer
 of incorporation)                 File Number)              Identification No.)

          201 Robert S. Kerr, Suite 500, Oklahoma City, Oklahoma 73102
                    (Address of principal executive offices)

                                 (405) 749-9999
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

On April 12, 2001, the Company entered into an Exchange of Stock Agreement with Ricky Naylor whereby the Company exchanged all of the stock of its wholly owned subsidiary Churchlink.com, Inc. for 7,400,000 shares of the Company's common stock held by Mr. Naylor. The 7,400,000 shares of stock returned to the Company will now be treated as treasury stock and reduce the outstanding common shares of the Company by approximately 20%.

ChurchLink is a software product that provides an online communications hub for churches and their members. This is all possible by the programming source code that is unique and totally customized to ChurchLink. The program was approximately two years in development to make it perform the complex intricacies of interaction yet remain simple to the end user. The program is very user friendly. To the church member in their home, the program is very self-explanatory and simple to use, yet highly secure with user name and password protection and massive firewall features. To the church office worker or volunteer who is the ChurchLink.com administrator the program requires one session and an easy to read pamphlet to be able to get the church up and functioning online.

Item 7.    Financial Statements and Exhibits

(a)  Financial Statements and Exhibits.

As of the date of this filing with the Commission, it is impracticable to provide the required financial statements and pro forma financial information related to the disposition of the Company's subsidiary Churchlink.com, Inc, and there are no financial statements available for filing. It is anticipated that the financial statements and pro forma financial information will be filed with the Commission as soon as practicable, but not later than June 26, 2001 (60 days after the date on which this report must be filed with the Commission).

(b)  Pro Forma Financial Information.

         The pro forma financial information related to the disposition of the Company's subsidiary, Churchlink.com, Inc., will be filed with the Commission at such time that the financial statements are filed. See "(a) Financial Statements and Exhibits," above.

         (c) EXHIBITS.

Exhibit 2.1 Exchange of Stock Agreement dated April 12, 2001 among Lone Wolf energy, Inc., Prestige Investments, Inc., Zenex Long Distance, Inc., Churchlink.com, Inc., Naylor Concrete Construction Co., Inc., and Ricky A. Naylor.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                    LONE WOLF ENERGY, INC.


Date: April 24, 2001                                By:  /s/ Marc W. Newman
                                                       -------------------------
                                                       Marc W. Newman, President




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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  2.1             Exchange of Stock Agreement dated April 12, 2001 among Lone
                  Wolf energy, Inc., Prestige Investments, Inc., Zenex Long
                  Distance, Inc., Churchlink.com, Inc., Naylor Concrete
                  Construction Co., Inc., and Ricky A. Naylor.